Exhibit 99.1

For Immediate Release

Media Contacts
Andrew Samuel	Dana Kilborne
Sunshine Bank	Florida Bank of Commerce
813-659-8622	407-246-7772
a.samuel@mysunshinebank.com	dkilborne@fbcbank.com

Sunshine Bancorp, Inc. Announces Acquisition of FBC Bancorp, Inc.

Plant City, FL and Orlando, FL (May 10, 2016): Sunshine Bancorp, Inc. (NASDAQ: “SBCP”) (“Sunshine”), the parent holding company of Sunshine Bank, and FBC Bancorp, Inc. (“FBC”), the parent holding company of Florida Bank of Commerce, today jointly announced the signing of a definitive agreement pursuant to which Sunshine will acquire FBC in an all-stock merger transaction valued at approximately $40 million. The strategic partnership will create a franchise with approximately $800 million in assets and 18 banking facilities across central Florida, stretching from the East to West Coast.

The transaction, unanimously approved by the board of directors from both companies, expands Sunshine Bank into contiguous markets and along the growing I-4 corridor. The merger will create one of the largest community banks headquartered in central Florida. Additionally, the transaction will add approximately $302 million in assets, $223 million in loans and $265 million in deposits to Sunshine Bank.

Andrew S. Samuel, President and Chief Executive Officer of Sunshine said, “We are delighted to add FBC to our growing family. We are excited to expand on our presence in the Orlando metro market with a strong partner who has a proven track record of high performance.”

Under the terms of the merger agreement, shareholders of FBC will receive 0.88 shares of Sunshine common stock for each share of FBC common stock. Current FBC President and CEO, Dana Kilborne, will join the Sunshine executive team. Additionally, five current boards member from FBC’s board will join the Sunshine board with an anticipated resulting board of 15 members.

“In Sunshine Bank, we are pleased to have found a community banking partner that shares a similar culture and banking philosophy with high client service standards and commitment to the community,” said Malcolm Kirschenbaum, Chairman of the Board of FBC.

President and CEO of Florida Bank of Commerce, Dana Kilborne, added, “This partnership will provide all clients a broader range of products and services, an expanded network of branch locations, and larger commercial banking capabilities, delivered in a high service, community bank model. In addition, our shareholders and option holders will have an approximate 35% ownership on a fully diluted basis in a dynamic Florida community banking franchise.”

Sunshine management currently expects to realize anticipated cost savings of 30% through the reduction of administrative and operational redundancies. Additionally, Sunshine currently expects that the transaction will be immediately and significantly accretive to earnings per share.

Upon completion of the FBC merger, on a pro forma basis, Sunshine will continue to maintain capital ratios in excess of the “well capitalized” levels. It is anticipated that the transaction will close in the third or fourth quarter of 2016 pending regulatory approvals, approval from the shareholders of both companies and other customary closing conditions.

Keefe, Bruyette & Woods, Inc. acted as financial adviser to Sunshine, and Foley & Lardner LLP acted as its legal adviser. Raymond James & Associates acted as financial adviser to FBC and Smith Mackinnon, PA acted as its legal adviser.

About Sunshine Bancorp, Inc.

Sunshine Bancorp, Inc. was formed in 2014 as the holding company for Sunshine Bank. The bank was first organized in 1954 in Plant City. In 2014 after converting from the mutual form of organization to the stock form, the current name of Sunshine Bank was adopted. Operations are conducted from the main office in Plant City, Florida and eleven additional offices in Hillsborough, Manatee, Orange, Pasco, Polk, and Sarasota Counties, Florida. The Company provides community bank financial services to individuals, families, and business customers. Sunshine’s common stock is traded on the NASDAQ Capital Market under the symbol “SBCP.” For further information, visit the Company website www.mysunshinebank.com.

About FBC Bancorp, Inc.

FBC Bancorp, Inc. and its wholly owned subsidiary, Florida Bank of Commerce, is a financial institution with nearly $300 million in total assets and seven branch offices located in Brevard, Orange, Osceola, and Seminole Counties. Founded in 2007, Florida Bank of Commerce has a robust delivery channel serving its commercial and retail clients. For more information, visit www.fbcbank.com.

Cautionary Statements Regarding Forward Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Sunshine and FBC caution readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied; (iii) the ability of Sunshine and FBC to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction, (vi) possible disruptions from the proposed transaction that could harm Sunshine’s or FBC’s business, including current plans and operations, (vii) the ability of Sunshine or FBC to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Sunshine’s and/or FBC’s financial performance, (x) certain restrictions during the pendency of the merger that may impact Sunshine’s or FBC’s ability to pursue certain business opportunities or strategic transactions, (xi) changes in the economic environment, (xii) competitive products and pricing, (xiii) fiscal and monetary policies of the U.S. Government, (xiv) changes in government regulations affecting financial institutions, including compliance costs and capital requirements, (xv) changes in prevailing interest rates, (xvi) credit risk management and asset-liability management and (xvii) the availability of and costs associated with sources of liquidity. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Neither Sunshine nor FBC assumes any obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Sunshine and FBC will be filing documents with the SEC, including the filing by Sunshine of a registration statement on Form S-4, and Sunshine and FBC intend to mail a joint proxy statement regarding the proposed transaction to their respective shareholders that will also constitute a prospectus of Sunshine. After the registration statement is declared effective, Sunshine and FBC plan to mail to their respective shareholders the definitive joint proxy statement/prospectus and may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Sunshine or FBC may file with the SEC. Investors and security holders of Sunshine and FBC are urged to read the registration statement, the joint proxy statement/prospectus and any other relevant documents, as well as any amendments or supplements to these documents, carefully and in their entirety when they become available because they will contain important information. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Sunshine and FBC through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Sunshine or FBC.

Participants in the Merger Solicitation

Sunshine, FBC and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction and related matters. Information regarding Sunshine’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained Sunshine’s definitive proxy statement filed with the SEC on March 24, 2016. Additional information will be available in the registration statement on Form S-4 and the joint proxy statement/prospectus when they become available.

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